vision is our mission 37th Annual J.P. Morgan Healthcare Conference Glenn P. Sblendorio Chief Executive Officer and President NASDAQ: OPHT January 2019

Forward-looking Statements Any statements in this presentation about Ophthotech’s future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about Ophthotech’s strategy, future operations and future expectations and plans and prospects for Ophthotech, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. In this presentation, Ophthotech’s forward-looking statements include statements about the implementation of its strategic plan, Ophthotech’s projected use of cash and cash balances, the timing, progress and results of clinical trials and other research and development activities, the potential utility of its product candidates, its expectations with respect to the financial impacts and benefits to Ophthotech of the acquisition of Inception 4, and the potential for its business development strategy, including its collaborative gene therapy research programs and any potential in-license or acquisition opportunities. Such forward-looking statements involve substantial risks and uncertainties that could cause Ophthotech’s preclinical and clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward- looking statements. Such risks and uncertainties include, among others, those related to the initiation and the conduct and design of research and development programs and clinical trials, availability of data from these programs, expectations for regulatory matters, need for additional financing and negotiation and consummation of in-license and/or acquisition transactions and other factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that Ophthotech files with the Securities and Exchange Commission. Any forward-looking statements represent Ophthotech’s views only as of the date of this presentation. Ophthotech anticipates that subsequent events and developments will cause its views to change. While Ophthotech may elect to update these forward-looking statements at some point in the future, Ophthotech specifically disclaims any obligation to do so except as required by law. 2 2

A Leader in Developing Gene Therapy and Novel Therapeutics for the Treatment of Retinal Diseases 3 3

Well-Positioned as a Leader in Retinal Diseases • Diversified Portfolio in Gene Therapy and Therapeutics – Completed three gene therapy deals in orphan retinal indications and engaged gene therapy manufacturing partner – Expanded therapeutic pipeline with acquisition of Versant Ventures’ Inception 4 • Expanded the Board of Directors by Adding Leading Industry Experts – Adrienne L. Graves Ph.D., former CEO of Santen – Jane Pritchett Henderson, former CFO of Voyager Therapeutics – Calvin W. Roberts M.D., CMO, Eye Care at Bausch Health Companies • Expanded Expertise in Regulatory and Gene Therapy Manufacturing In-house and with Leading Consultants in Gene Therapy • Strong Cash Position and Well-Capitalized – ~$131 million in cash and cash equivalents as of 12/31/181 – Cash runway through 20212 – No debt (Novo A/S agreement ended; no cash impact) 1 Unaudited estimate 4 2 Based on current programs to next data read-outs; excludes any potential business development activities or any other changes to the Company’s current R&D programs 4

Pipeline Strategy: Build Sustainable Long-term Growth

	Indication	Research	Pre-clin.	Phase 1	Phase 2	Phase 3	Status / Planned Milestones
Therapeutics	**GA secondary to Dry AMD** Zimura monotherapy						• Phase 2b: top-line data **4Q 2019**
Therapeutics	**Stargardt Disease (STGD1)** Zimura monotherapy						• Phase 2b: top-line data **2H 2020**
Therapeutics	**GA secondary to Dry AMD** HtrA1 Inhibitor						• IND filing: late **2020**
Gene Therapy	**RHO-adRP** AAV vector						• Phase 1/2: initiate **2020**
Gene Therapy	**Best Disease** AAV vector						• Phase 1/2: initiate **2021***
Gene Therapy	**LCA10 miniCEP290** AAV vector						• Ongoing*
Gene Therapy	**STGD1 miniABCA4** AAV vector						• Ongoing*
Gene Therapy	**AAV Gene Delivery Technology**						• Ongoing*

* Option to in-license resulting IP

5

Ophthotech

Gene Therapy for Retinal Diseases 6 6

Strategic Scientific Collaborations with Leading Academic Gene Therapy Centers 7 7

Gene Therapy Programs

Gene Therapy

Indication	Research	Pre-clin.	Clinical	Status / Planned Milestones
RHO-adRP AAV vector				• Phase 1/2 initiate **2020**
Best Disease AAV vector				• Phase 1/2: initiate **2021**
LCA10 miniCEP290 AAV vector				• Ongoing
STGD1 miniABCA4 AAV vector				• Ongoing
AAV Gene Delivery Technology				• Ongoing

8

Ophthotech

Rhodopsin-Mediated Autosomal Dominant Retinitis Pigmentosa 9 9

Rhodopsin-Mediated Autosomal Dominant Retinitis Pigmentosa • Retinitis pigmentosa (RP): most Rhodopsin Molecule prevalent inherited retinal dystrophy • Bilateral degeneration of rod and cone photoreceptors that ultimately leads to night blindness and progressive visual impairment • adRP: The most common autosomal dominant retinal disease • More than 150 identified rhodopsin gene (RHO) mutations Source: Prog Retin Eye Res 2018; 62:1-23. 10 10

RHO-adRP: Phase 1/2 Clinical Trial Planned to Initiate in 2020 • Mutation independent strategy • Knockdown and replacement with a single AAV vector – Suppression of endogenouns mutated toxic rhodopsin protein – Replace with healthy rhodopsin protein • Proof-of-concept in two animal models (canine and mouse) – Long-term preservation of retinal structure and function • Clear path to IND submission – Ongoing IND enabling and natural history studies – CMC strategy in place; engaged gene therapy manufacturing partner Sources: PNAS September 4, 2018 115 (36) E8547-E8556 and 11 HUMAN GENE THERAPY 23:356–366 (April 2012). 11

Proof-of-Concept: Preservation of Retinal Structure and Function in RHO Mutant Dogs scAAV2/5-H1p-shRNA820 -hOP-RHO820: Rescued Outer Retina OCT Anatomy Function (ERG) Green: scAAV2/5-RHO820 -shRNA820 RED: Balanced Salt Solution (BSS) Source: PNAS September 4, 2018 115 (36) E8547-E8556 12 12

Best Vitelliform Macular Dystrophy BVMD/Best Disease 13 13

Best Disease (Best Vitelliform Macular Dystrophy) • An orphan inherited retinal disease caused by mutations in the BEST1 gene, generally affecting both eyes • Best1 protein helps regulate chloride ion traffic in retinal cells • Formation of egg yolk-like vitelliform lesion in macular region leads to macular atrophy and permanent loss of central vision Sources: Proceedings of the National Academy of Sciences Mar 2018, 115 (12) E2839-E2848; 10.1073/pnas.1720662115 Progress in Retinal and Eye Research 58 (2017) 70-88 14 14

AAV2-hBest1 Gene Therapy: Resolution of Retinal Microdetachment Control Injection with BSS AAV Therapy with Human Transgene Before injection BSS: 87 wks post inj Before injection AAV: 103 wks post inj BSS: 103 wks post inj AAV: 103 wks post inj Source: Proc Natl Acad Sci U S A. 2018 Mar 20;115(12):E2839-E2848. 15 15

BEST1: Phase 1/2 Clinical Trial Planned to Initiate by 2021 • Proof of concept established in naturally occurring canine models • IND enabling studies planned • Natural history studies planned • CMC strategy in place; engaging gene therapy manufacturing partner 16 16

Minigene Programs: Engineer AAV-amenable Genes to Encode Functionally Optimized Proteins

- **Leber Congenital Amaurosis (LCA10): miniCEP290**
- **Autosomal Recessive Stargardt Disease: miniABCA4**

CEP290 cDNA size: ~8kb → **miniCEP290 size: <5kb**


CP110-binding
CP110-binding
NPHP5-binding
MT binding
1 99 480 579 580 1180 1695 1696 1966 2479
RAB8A-binding
RPGR-binding
miniCEP290580-1696
580 1180 1695
RAB8A-binding
miniCEP2901751-2050
1751 2050
miniCEP2902037-2479
2037 2479

Illustration purposes only

17

Source: Ophthalmology 2018 Feb 2. pii: S0161-6420(17)32529-0. doi: 10.1016/j.ophtha.2017.12.013.

Ophthotech

Leber Congenital Amaurosis (CEP290) • CEP290 mutations: one of the most common causes of LCA • Early onset vision loss • Preserved outer retinal structure in the foveal area • Extinguished Electroretinogram Preservation of foveal outer retinal architecture Source: Ophthalmology 2018 Feb 2. pii: S0161-6420(17)32529-0. doi: 10.1016/j.ophtha.2017.12.013. 18 18

LCA10: MiniCEP290 Improves Anatomy and Function MiniCEP290580-1180 Rescued Photoreceptor MiniCEP290580-1180 GFP (Control) 8 x 109 vg/µl into the subretinal space of Cep290rd16 mouse pups (P0/P1), Week 3 Scotopic Source: Hum Gene Ther. 2018 Jan;29(1):42-50. 19 19

Stargardt: miniABCA4 ABCA4 cDNA size: ~7kb and contains multiple functional elements Generate MiniABCA4 Fragments Clone into AAV Vectors Demonstrate In Vitro Protein Expression Proof of Concept (in vivo) Illustration purposes only 20 20

Therapeutics Program for Retinal Diseases 21 21

Novel Therapeutic Programs Indication Research Pre-clin. Phase 1 Phase 2 Phase 3 Status / Planned Milestones GA secondary to Dry AMD • Phase 2b ongoing Zimura monotherapy • Top-line data 4Q 2019 Stargardt Disease (STGD1) • Phase 2b ongoing Zimura monotherapy • Top-line data 2H 2020 GA secondary to Dry AMD • Therapeutics IND filing: late 2020 HtrA1 Inhibitor + Option to in-license resulting IP 22 22

Zimura®, C5 Complement Inhibitor Geographic Atrophy (GA) Secondary to Dry Age-Related Macular Degeneration 23 23

Geographic Atrophy Secondary to Dry AMD • Major market opportunity – Unmet medical need – No FDA/EMA approved treatment options – Multi-billion dollar opportunity – Growing market size as population ages longer • Role of complement in dry AMD – Genetic link between complement and AMD – With aging, complement deposition increases and leads to the formation of inflammasomes and accumulation of Membrane Attack Complex (MAC) – Inflammasome formation and MAC accumulation lead to retinal pigment epithelial (RPE) cell death and loss of vision Sources: The Journal of Biological Chemistry Vol. 290, NO. 52, pp. 31189–31198, December 25, 2015. Invest Ophthalmol Vis Sci. 2013;54:110–120. J Immunol. 2015; 195:3382-3389. Med Sci Monit, 2010; 16(1): BR17-23. Am J Ophthalmol 2002;134:411–431. Proc Natl Acad Sci USA. 2005, 102(20), 7053-7054. Science. 2005 Apr 15;308(5720):385-389; 419-421; 421-424. 24 24

Zimura Blocks C5 Cleavage: Potential to Block Inflammasome Formation & MAC Accumulation → Cell Death


Lectin
Classical
Alternative
C1r
C1s
C1q
Pathogen
Pathogen
C3
Microbial Cell Surface
C3b
C4
C2
Factor H
Bb
Factor D
CD46
Bb
CD46
C4b
C3b
Factor B
C3
C3b
C3
C4b
C2a
C3b
C3b
Bb
C3b
Zimura®
C5
C5a
C5b
C6-C9
C5b
C6
C7
Inflammasome
Membrane Attack Complex (MAC)
Cell Death
Cell Death

25

Source: OPHT internal

Ophthotech

Dry AMD (GA): Zimura Phase 1/2a– Completed* Study Design: Intravitreal Zimura was administered for a maximum of 5 injections at one of two dose levels (0.3 mg/eye or 1mg/eye) 47 Patients Enrolled 0.3 mg dose group (n=24) • Safety 1 mg dose group (n=23) - No Zimura related adverse events - Zero incidence of wet AMD in eyes treated with Zimura (n=24) (n=23) • Potential efficacy signal(s) - Presence of a dose-response trend with “on-off effect” *Uncontrolled safety trial; small sample size 26 26

Geographic Atrophy: Zimura Phase 2b - Ongoing • Phase 2b, randomized, double-masked, sham-controlled clinical trial • Cohorts: − Zimura: 3 dose levels − Sham • 286 subjects enrolled; monthly study treatment (Zimura or Sham) for 18 months • Primary Efficacy Endpoint − Mean rate of change in GA over 12 months measured by fundus autofluorescence • Top-line data expected in 4Q 2019 27 27

Zimura, C5 Complement Inhibitor Autosomal Recessive Stargardt Disease (Orphan Indication) 28 28

Autosomal Recessive Stargardt Disease (STDG1) • Orphan disease – High unmet medical need – No FDA or EMA approved treatment available • Progressive damage to the macula and retina caused by mutations in the ABCA4 gene • ABCA4 gene makes a protein that normally helps clear away visual cycle byproducts inside retinal cells • Lack of this protein leads to the accumulation of waste and complement activation leading to retinal cell death and loss of vision Sources: The Journal of Biological Chemistry. 2011; 286(21): 18593–18601. Proc Natl Acad Sci U S A. 2017; 114(15):3987-3992. Invest Ophthalmol Vis Sci. 2013;54:2669-2677. 29 29

Complement Inhibition Rescues Photoreceptors Abca4-/- BALB/c AAV-Null AAV-CRRY Uninjected Control 30% Photoreceptor Rescue Representative retinal images from 1 Year old Albino Abca4-/- or BALB/c Mice Source: Proc Natl Acad Sci U S A. 2017; 114(15):3987-3992. 30 30

Stargardt Disease : Zimura Phase 2b – Ongoing

- Phase 2b Clinical Trial
  - Randomized, double masked, sham controlled clinical trial
  - Enrollment to complete in Q1 2019 with ~65 subjects
  - Two arms:
    - Zimura
    - Sham
  - Duration of treatment: 18 months
  - Primary Endpoint: Mean rate of change in the area of ellipsoid zone defect measured by en face SD-OCT
  - **Top-line data expected 2H 2020**

- Foundation Fighting Blindness
  - Access to FFB's publicly available ProgStar natural history study
  - Patient registry access to facilitate recruitment

FOUNDATION FIGHTING BLINDNESS
CLINICAL RESEARCH INSTITUTE

31 Ophthotech

HtrA1 Inhibitor Therapeutic Program (Acquisition of Inception 4 from Versant Ventures) 32 32

HtrA1 Inhibitor Program • Acquired Inception 4, a privately held company backed by Versant Ventures – Gained worldwide development and commercial rights to HtrA1 inhibitor program to treat age-related retinal diseases – OPHT obtained ~$6.1 million in cash – Versant a major new investor in OPHT (~5.2 million shares) – Versant to identify additional opportunities to potentially expand Ophthotech pipeline 33 33

HtrA1 Inhibitor Program: Small Molecules with High Affinity and Specificity for HtrA1 • Strong genetic link between HtrA1 & AMD: – Homozygotes have ~8.2 fold increased risk • AMD patients overexpress HtrA1: – Increased intracellular expression of HtrA1 inside the RPE cells of AMD patients – Increased HtrA1 staining in a majority of drusen of AMD patients’ donor eyes – Increased HtrA1 protein level in aqueous humor of wet AMD patients • Overexpression of HtrA1 protein contributes to AMD: – Damages the extracellular matrix and Bruch’s membrane – Alters and disrupts RPE cells – Upregulates complement – Leads to drusen formation – Interferes with RPE cell function and secondarily impacting photoreceptors Sources: Human Molecular Genetics, 2005: 14, 3227–3236. Arch Ophthalmol. 2007;125:55-62. Aging Cell. 2018 May 5:e12710. doi: 10.1111/acel.12710. [Epub ahead of print]. Investigative Ophthalmology & Visual Science January 2017, Vol.58, 162-167. EBioMedicine 27 (2018) 258–274. Science 2006; 314 (5801), 992-993. Cell Cycle 6:9, 1122-1125, 1 May 2007]. Scientific Reports | 7: 14804 | DOI:10.1038. Invest Ophthalmol Vis Sci. 2010;51:3379–3386. PLoS One. 2011;6(8):e22959. doi: 10.1371/journal.pone.0022959. Invest Ophthalmol Vis Sci. 2010;51:3379–3386. 34 34

Pipeline Strategy: Build Sustainable Long-term Growth

	Indication	Research	Pre-clin.	Phase 1	Phase 2	Phase 3	Status / Planned Milestones
Therapeutics	**GA secondary to Dry AMD** Zimura monotherapy						• Phase 2b: top-line data **4Q 2019**
Therapeutics	**Stargardt Disease (STGD1)** Zimura monotherapy						• Phase 2b: top-line data **2H 2020**
Therapeutics	**GA secondary to Dry AMD** HtrA1 Inhibitor						• IND filing: late **2020**
Gene Therapy	**RHO-adRP** AAV vector						• Phase 1/2: initiate **2020**
Gene Therapy	**Best Disease** AAV vector						• Phase 1/2: initiate **2021***
Gene Therapy	**LCA10 miniCEP290** AAV vector						• Ongoing*
Gene Therapy	**STGD1 miniABCA4** AAV vector						• Ongoing*
Gene Therapy	**AAV Gene Delivery Technology**						• Ongoing*

* Option to in-license resulting IP

35
Ophthotech

Business Development and Pipeline Expansion Strategy Modality agnostic; key focus on gene therapy opportunities • Compelling science • Unmet medical need • Meaningful commercial opportunity 36 36

Focused on Execution and Value Creation

- **Diversified Portfolio in Gene Therapy and Therapeutics**
  - Stargardt disease Zimura Phase 2b enrollment completion (Q1 '19)
  - Engaged third party gene therapy manufacturer (Q1 '19)
  - Minigene data (mid-year '19)
  - Dry AMD Zimura Phase 2b data (Q4 '19)
- **Operations and Expertise; Lean and Efficient Execution**
  - Expanded the Board of Directors by adding leading industry experts
  - Expanded expertise in regulatory and gene therapy manufacturing in-house and with leading consultants in gene therapy
  - Infrastructure set at ~35 employees for 2019
- **Strong Cash Position and Well-Capitalized**
  - ~$131 million in cash and cash equivalents as of 12/31/18[1]
  - Cash Runway through 2021[2]
  - No debt (Novo A/S agreement ended; no cash impact)

1 Unaudited estimate
2 Based on current programs to next data read-outs; excludes any potential business development activities or any other changes to the Company's current R&D programs

37
Ophthotech